SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2022

PROVIDENT BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-39090	84-4132422
(State or Other Jurisdiction	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

5 Market Street, Amesbury, Massachusetts	01913
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 834-8555

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock	PVBC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On January 27, 2022, Provident Bancorp, Inc. (the “Company”) issued a press release announcing its earnings for the quarter and year ended December 31, 2021. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference. The information contained in this Item 2.02, including the related information set forth in the press release, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934.

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)  On January 27, 2022, the Board of Directors of the Company appointed Kathleen Chase Curran and Mohammad Shaikh to the Board of Directors of Provident Bancorp, Inc. It is expected that Ms. Curran and Mr. Shaikh will be joining the Risk Management Committee.

There are no arrangements or understandings between Ms. Curran or Mr. Shaikh and any other person pursuant to which they became a director. Ms. Curran and Mr. Shaikh are not a party to any transaction with the Company or The Provident Bank that would require disclosure under Item 404(a) of Securities and Exchange Commission Regulation S-K.

Item 8.01 Other Events

On January 27, 2022, the Company announced that its Board of Directors declared a quarterly cash dividend of $0.04 per share of common stock. The dividend will be payable on February 25, 2022 to shareholders of record as of February 10, 2022. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

ExhibitDescription

99.1	Press release dated January 27, 2022
104	The cover page from this current report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PROVIDENT BANCORP, INC.

DATE: January 28, 2022	By:	/s/ David P. Mansfield
David P. Mansfield
President and Chief Executive Officer